               AmeriCredit Automobile Receivables Trust 1998-C
                     Class A-1 5.638 % Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                  Class A-3 Floating Rate Asset Backed Notes
                  Class A-4 Floating Rate Asset Backed Notes
                     Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of August 10, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:   10/01/98
Monthly Period Ending:      10/31/98

I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

    A.    Beginning of period Aggregate Principal Balance                                                          $487,116,215
                                                                                                                   ------------
    B.    Purchase of Subsequent Receivables                                                                         75,000,079
                                                                                                                   ------------
    C.    Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
                 at end of period                                                                      14,022,956
                                                                                                     ------------
          (2)  Collections on Receivables paid off
                 during period                                                                          2,737,836
                                                                                                     ------------
          (3)  Receivables becoming Liquidated Receivables
                 during period                                                                            841,929
                                                                                                     ------------
          (4)  Receivables becoming Purchased Receivables
                 during period
                                                                                                     ------------
          (5)  Cram Down Losses occurring during period
                                                                                                     ------------
          (6)  Other Receivables adjustments                                                               65,389
                                                                                                     ------------
          (7)  Less amounts allocable to Interest                                                      (8,474,113)
                                                                                                     ------------

          Total Monthly Principal Amounts                                                                             9,193,997
                                                                                                                   ------------
    D.    End of period Aggregate Principal Balance                                                                $552,922,297
                                                                                                                   ------------
                                                                                                                   ------------
    E.    Pool Factor                                                                                                96.160437%
                                                                                                                   ------------
                                                                                                                   ------------
II. MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                             Class A-1    Class A-2      Class A-3     Class A-4      TOTAL
                                                           ------------- ------------  ------------  ------------  ------------
    A.    Beginning of period Note Balance                 $100,430,567  $190,000,000  $107,000,000  $158,000,000  $555,430,567
                                                           --------------------------------------------------------------------
    B.    Noteholders' Principal Distributable Amount         9,193,997             0             0             0     9,193,997
    C.    Noteholders' Accelerated Principal Amount           4,600,589             0             0             0     4,600,589
    D.    Accelerated Payment Amount Shortfall                   49,587             0             0             0        49,587
    E.    Note Prepayment Amount                                    227             0             0             0           227
    F.    Deficiency Claim Amount                                     0             0             0             0             0
                                                           --------------------------------------------------------------------
    G.    End of period Note Balance                       $ 86,586,167  $190,000,000  $107,000,000  $158,000,000  $541,586,167
                                                           --------------------------------------------------------------------
                                                           --------------------------------------------------------------------
    H.    Note Pool Factors                                  72.155139%   100.000000%   100.000000%   100.000000%    94.188899%
                                                           --------------------------------------------------------------------
                                                           --------------------------------------------------------------------

III. RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.   Beginning of period Pre-Funding Account balance                                                          $ 75,000,306
                                                                                                                   ------------
     B.   Purchase of Subsequent Receivables                                                          (75,000,079)
                                                                                                     ------------
     C.   Investment Earnings                                                                              76,678
                                                                                                     ------------
     D.   Investment Earnings Transfer to Collections Account                                             (76,678)
                                                                                                     ------------
     E.   Payment of Mandatory Prepayment Amount                                                             (227)
                                                                                                     ------------
                                                                                                                    (75,000,306)
                                                                                                                   ------------
     F.   End of period Pre-Funding Account balance                                                                $          0
                                                                                                                   ------------
                                                                                                                   ------------
IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.   Total Monthly Principal Amounts                                                                          $  9,193,997
                                                                                                                   ------------
     B.   Required Pro-forma Security Balance                                                         497,630,067
                                                                                                     ------------
     C.   Pro-forma Security Balance (Assuming 100% Paydown
            of Total Monthly Principal Amounts)                                                       546,236,570
                                                                                                     ------------
     D.   Step-down Amount (B.-C.)                                                                                            0
                                                                                                                   ------------
     E.   Principal Distributable Amount  (A.- D.)                                                                 $  9,193,997
                                                                                                                   ------------
                                                                                                                   ------------
V.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.   Beginning of period Capitalized Interest  Account balance                                                $    187,501
                                                                                                                   ------------
     B.   Monthly Capitalized Interest Amount                                                            (187,501)
                                                                                                     ------------
     C.   Investment Earnings                                                                                 548
                                                                                                     ------------
     D.   Investment Earnings Transfer to Collections Account                                                (548)
                                                                                                     ------------
     E.   Payment of Overfunded Capitalized Interest Amount                                                     0
                                                                                                     ------------
     F.   Payment of Remaining Capitalized Interest Account                                                     0
                                                                                                     ------------
                                                                                                                       (187,501)
                                                                                                                   ------------
     G.   End of period Capitalized Interest Account balance                                                       $          0
                                                                                                                   ------------
                                                                                                                   ------------
VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

          (1)    Collections on Receivables during period
                  (net of Liquidation Proceeds)                                                      $ 16,760,792
                                                                                                     ------------
          (2)    Liquidation Proceeds collected
                  during period                                                                           605,038
                                                                                                     ------------
          (3)    Purchase Amounts deposited in Collection
                 Account
                                                                                                     ------------
          (4) (a)   Investment Earnings - Collection Account                                               30,136
                                                                                                     ------------
              (b)   Investment Earnings - Transfer From Prefunding Account                                 76,678
                                                                                                     ------------
              (c)   Investment Earnings - Transfer From Capitalized Interest Account                          548
                                                                                                     ------------
          (5)    Collection of Supplemental Servicing Fees
              (a)   Extension Fees                                                                          4,380
                                                                                                     ------------
              (b)   Repo and Recovery Fees Advanced                                                        20,226
                                                                                                     ------------
              (c)   Other Fees                                                                             44,434
                                                                                                     ------------
          (6)    Monthly Capitalized Interest Amount                                                      187,501
                                                                                                     ------------
          (7)    Mandatory Prepayment Amount
                                                                                                     ------------
          Total Available Funds                                                                                      17,729,733
                                                                                                                   ------------
     B.   Distributions:
          (1)   Base Servicing Fee and Supplemental Servicing Fees
              (a)  Base Servicing Fee                                                                   1,053,968
                                                                                                     ------------
              (b)  Repo and Recovery Fees                                                                  20,226
                                                                                                     ------------
              (c)  Bank Service Charges                                                                     8,534
                                                                                                     ------------
              (d)  Other Fees                                                                              44,434
                                                                                                     ------------
          (2)   Agent fees                                                                                    417
                                                                                                     ------------
          (3)   Refunds of Overpayments paid by AFS                                                         7,946
                                                                                                     ------------
          (4)   Noteholders' Interest Distributable Amount
                   (a)   Class A - 1                                                                      487,585
                                                                                                     ------------
                   (b)   Class A - 2                                                                      887,590
                                                                                                     ------------
                   (c)   Class A - 3                                                                      502,618
                                                                                                     ------------
                   (d)   Class A - 4                                                                      751,707
                                                                                                     ------------
          (5)  Noteholders' Principal Distributable Amount
                   (a)   Class A - 1                                                                    9,193,997
                                                                                                     ------------
                   (b)   Class A - 2                                                                            0
                                                                                                     ------------
                   (c)   Class A - 3                                                                            0
                                                                                                     ------------
                   (d)   Class A - 4                                                                            0
                                                                                                     ------------
          (6)  Security Insurer Premiums                                                                  170,122
                                                                                                     ------------
          Total distributions                                                                                        13,129,144
                                                                                                                   ------------
     C.   Excess Available Funds (or Deficiency Claim Amount )                                                        4,600,589
                                                                                                                   ------------
     D.   Noteholders' Accelerated Principal Amount                                                                  (4,600,589)
                                                                                                                   ------------
     E.   Deposit to Spread Account                                                                                $          0
                                                                                                                   ------------
                                                                                                                   ------------
VlI. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.   Excess Available Funds (VI.C.)                                                             $  4,600,589
                                                                                                     ------------
     B.   Pro Forma Security Balance (II.A.-II.B.)                                                    546,236,570
                                                                                                     ------------
     C.   Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                    497,630,067
                                                                                                     ------------
     D.   Excess of Pro Forma Balance over Required Balance (B. - C.)                                  48,606,503
                                                                                                     ------------
     E.   End of Period  Class A-1 Note Balance (before accel. payments)                                        0
                                                                                                     ------------
     F.   Greater of D. or E.                                                                          48,606,503
                                                                                                     ------------
     G.   Accelerated Principal Amount (lesser of  A. or F.)                                                       $  4,600,589
                                                                                                                   ------------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.   Pro Forma Security Balance                                                                 $546,236,570
                                                                                                     ------------
     B.   Required Pro Forma Security Balance                                                         497,630,067
                                                                                                     ------------
     C.   Excess of Pro Forma Balance over Required Balance (A. - B.)                                  48,606,503
                                                                                                     ------------
     D.   End of Period Class A-1 Note Balance (before accel. payments)                                         0
                                                                                                     ------------
     E.   Greater of C. or D.                                                                          48,606,503
                                                                                                     ------------
     F.   Excess Available Funds (VI.C.)                                                                4,600,589
                                                                                                     ------------
     G.   Investment Earnings on Collection Account                                                        30,136
                                                                                                     ------------
     H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                         $ 44,036,050
                                                                                                                   ------------
IX.  RECONCILIATION OF SPREAD ACCOUNT:

     A.   Beginning of period Spread Account balance                                                               $ 14,999,991
                                                                                                                   ------------
     B.   Additions to Spread Account
          (1)  Deposits from Collections Account (VI. E.)                                                       0
                                                                                                     ------------
          (2)  Investment Earnings                                                                         49,587
                                                                                                     ------------
          (3)  Deposits Related to Subsequent Receivables Purchases                                     2,250,002
                                                                                                     ------------
          Total Additions                                                                                             2,299,589
                                                                                                                   ------------
     C.   Spread Account balance available for  withdrawals                                                          17,299,580
                                                                                                                   ------------
     D.   Requisite Amount of Spread Account
          (1)  Initial Spread Account Deposit                                                        $ 14,999,991
                                                                                                     ------------
          (2)  Subsequent Spread Account Deposits                                                       2,250,002
                                                                                                     ------------
          (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                              17,249,993
                                                                                                     ------------
          (4)  $100,000                                                                                   100,000
                                                                                                     ------------
          (5)  1 1/2% of Original Pool Balance (total deliveries)                                    $  8,624,997
                                                                                                     ------------
          (6)  End of period Note Balance (before accel. principal shortfall calc)                    541,635,754
                                                                                                     ------------
          (7)  Lesser of (5) or (6)                                                                     8,624,997
                                                                                                     ------------
          (8)  Floor Amount Greater of (4) or (7)                                                       8,624,997
                                                                                                     ------------
          (9)  Aggregate Principal Balance                                                            552,922,297
                                                                                                     ------------
         (10)  End of period Note Balance (before accel. principal shortfall calc)                    541,635,754
                                                                                                     ------------
         (11)  Line (9) less line (10)                                                                 11,286,543
                                                                                                     ------------
         (12)  OC level (11)/(9)                                                                            2.04%
                                                                                                     ------------
         (13)  13% less OC level, if OC level is greater than 10%                                             n/a
                                                                                                     ------------
         (14)  If OC level is equal to or greater than 10%, Percent in (13) x End of Period
                 Aggregate Principal Balance                                                                  n/a
                                                                                                     ------------
         (15)  If OC level is less than 10%, 3% of Original Pool Balance (total deliveries)            17,249,993
                                                                                                     ------------
         (16)  15% of end of period Aggregate Principal Balance if Trigger Date                               n/a
                                                                                                     ------------
          Requisite Amount of Spread Account (either (3), (8), (14), (15), or (16) as
            applicable)                                                                                              17,249,993
                                                                                                                   ------------
     E.   Withdrawals from Spread Account
          (1)  Priority First - Deficiency Claim Amount
                                                                                                     ------------
          (2)  Priority Second through Third
                                                                                                     ------------
          (3)  Priority Fourth - Accelerated Payment Amount Shortfall                   44,036,050
                                                                                       -----------
                 Accelerated Payment Amount Shortfall in Excess of Requisite Amount                        49,587
                                                                                                     ------------
          (4)  Priority Fifth through Sixth
                                                                                                     ------------
          (5)  Priority Seventh - to Servicer
                                                                                                     ------------
          Total withdrawals                                                                                              49,587
                                                                                                                   ------------
     F.   End of period Spread Account balance                                                                     $ 17,249,993
                                                                                                                   ------------

X.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.   Beginning of period number of Receivables                                                                      37,950
                                                                                                                   ------------
     B.   Number of Subsequent Receivables Purchased                                                                      5,797
                                                                                                                   ------------
     C.   Number of Receivables becoming Liquidated
            Receivables during period                                                                                        72
                                                                                                                   ------------
     D.   Number of Receivables becoming Purchased
            Receivables during period
                                                                                                                   ------------
     E.   Number of Receivables paid off during period                                                                      226
                                                                                                                   ------------
     F.   End of period number of Receivables                                                                            43,449
                                                                                                                   ------------
                                                                                                                   ------------
XI.  STATISTICAL DATA:

     A.   Weighted Average APR of the Receivables                                                                        18.40%
                                                                                                                   ------------
     B.   Weighted Average Remaining Term of the Receivables                                                              53.47
                                                                                                                   ------------
     C.   Average Receivable Balance                                                                               $     12,726
                                                                                                                   ------------
     D.   Aggregate Realized Losses                                                                                $    525,528
                                                                                                                   ------------

By:
        ---------------------------------------
Name:   Preston A. Miller
Title:  Executive Vice President and Treasurer
Date:   November 2, 1998

                    AmeriCredit Automobile Receivables Trust 1998-C
                           Class A-1 5.638 % Asset Backed Notes
                        Class A-2 Floating Rate Asset Backed Notes
                        Class A-3 Floating Rate Asset Backed Notes
                        Class A-4 Floating Rate Asset Backed Notes
                                   Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of August 10, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning    10/01/98
Monthly Period Ending       10/31/98

I.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                               Class A-1     Class A-2     Class A-3     Class A-4       TOTAL
                                                              -----------  ------------  ------------   ------------  ------------

    A.    Preliminary End of period Note Balance              $86,586,167  $190,000,000  $107,000,000   $158,000,000  $541,586,167
                                                              -----------  ------------  ------------   ------------  ------------
    B.    Deficiency Claim Amount                                       0             0             0              0             0
    C.    End of period Note Balance                          $86,586,167  $190,000,000  $107,000,000   $158,000,000  $541,586,167
                                                              -----------  ------------  ------------   ------------  ------------
                                                              -----------  ------------  ------------   ------------  ------------
    D.    Note Pool Factors                                    72.155139%   100.000000%   100.000000%    100.000000%    94.188899%
                                                              -----------  ------------  ------------   ------------  ------------
                                                              -----------  ------------  ------------   ------------  ------------
II. RECONCILIATION OF SPREAD ACCOUNT:

    A.    Preliminary End of period Spread Account balance                                                            $ 17,249,993
                                                                                                                      ------------
    B.    Priority First - Deficiency Claim Amount from
            preliminary certificate                                                                                              0
                                                                                                                      ------------
    C.    End of period Spread Account balance                                                                        $ 17,249,993
                                                                                                                      ------------
X.  PERFORMANCE TESTS:

    A.    Delinquency Ratio
          (1)  Receivables with Scheduled Payment
                 delinquent more than 60 days
                 at end of period                                                                       $  5,925,391
                                                                                                        ------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 60
                 days at end of period
                                                                                                        ------------
          (3)  Beginning of period Principal Balance                                                     562,116,294
                                                                                                        ------------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                      1.05%
                                                                                                                      ------------
          (5)  Previous Monthly Period Delinquency Ratio                                                                     0.42%
                                                                                                                      ------------
          (6)  Second previous Monthly Period Delinquency Ratio                                                              0.00%
                                                                                                                      ------------
          (7)  Average Delinquency Ratio (4)+(5)+(6)
                 divided by 3                                                                                                0.49%
                                                                                                                      ------------
          (8)  Compliance (Delinquency Test Failure is a
                 Delinquency Ratio equal to or greater than 5.00%)                                                         yes
                                                                                                                      ------------

                                                           1

    B.    Cumulative Default Rate
          (1)  Defaulted Receivables in Current Period                                                  $  2,817,786
                                                                                                        ------------
          (2)  Cumulative Defaulted Receivables Including
               Defaulted Receivables in Current Period                                                     4,201,899
                                                                                                        ------------
          (3)  Original Pool Balance                                                                     574,999,773
                                                                                                        ------------
          (4)  Cumulative Default Rate (2) divided by (3)                                                                    0.73%
                                                                                                                      ------------
          (5)  Compliance (Default Test Failure is a Cumulative
                 Default Rate equal to or greater than 5.26%.)                                                             yes
                                                                                                                      ------------

    C.    Cumulative Net Loss Rate
          (1)  Receivables becoming Liquidated Receivables during period                                $    841,929
                                                                                                        ------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30 days at end of period
                                                                                                        ------------
          (3)  Cram Down Losses occurring during period
                                                                                                        ------------
          (4)  Liquidation Proceeds collected during period                                                 (605,038)
                                                                                                        ------------
          (5)  Net Losses during period (1)+(2)+(3)-(4)                                                      236,891
                                                                                                        ------------
          (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                                   288,637
                                                                                                        ------------
          (7)  50% of Receivables with Scheduled Payment delinquent
                 more than 90 days at end of period                                                          723,683
                                                                                                        ------------
          (8)  Original Aggregate Principal Balance plus Pre-Funded Amount
                 as of the Closing Date                                                                  575,000,000
                                                                                                        ------------
          (9)  Cumulative Net Loss Rate (5)+(6)+(7)
                 divided by (8)                                                                                              0.22%
                                                                                                                      ------------
          (10) Compliance (Net Loss Test Failure is a
                 Net Loss Rate equal to or greater than 3.01%.)                                                            yes
                                                                                                                      ------------

    D.    Extension Rate
          (1)  Principal Balance of Receivables extended during current period                               714,262
                                                                                                        ------------
          (2)  Beginning of Period Aggregate Principal Balance                                           562,116,294
                                                                                                        ------------
          (3)  Extension Rate (1) divided by (2)                                                                             0.13%
                                                                                                                      ------------
          (4)  Previous Monthly Extension Rate                                                                               0.07%
                                                                                                                      ------------
          (5)  Second previous Monthly Extension Rate                                                                        0.01%
                                                                                                                      ------------
          (6)  Average Extension Rate (3)+(4)+(5)
                 divided by 3                                                                                                0.07%
                                                                                                                      ------------
          (7)  Compliance (Extension Test Failure is an
                 Extension Rate equal to or greater than 4%.)                                                              yes
                                                                                                                      ------------
XI. DELINQUENCY:

    A.    Receivables with Scheduled Payment delinquent
          (1)  31-60 days                                                                #      1,706   $ 23,721,172         4.22%
                                                                                         ------------   ------------  ------------
          (2)  61-90 days                                                                         332      5,113,158         0.91%
                                                                                         ------------   ------------  ------------
          (3)  over 90 days                                                                        49        812,233         0.14%
                                                                                         ------------   ------------  ------------
          Receivables with Scheduled Payment delinquent
            more than 30 days at end of period                                                  2,087   $ 29,646,563         5.27%
                                                                                         ------------   ------------  ------------
                                                                                         ------------   ------------  ------------

By:
       --------------------------------------
Name:  Preston A. Miller
Title: Executive Vice President and Treasurer
Date:  November 4, 1998


                                       2